EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with the Quarterly Report on Form 10-Q of Unified Western Grocers, Inc. (the “Company”) for the fiscal quarter ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alfred A. Plamann, President and Chief Executive Officer of the Company, hereby certify that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods presented in the Report.

Date: February 14, 2006

/s/ ALFRED A. PLAMANN
Alfred A. Plamann
President and Chief Executive Officer (Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be furnished to the Securities and Exchange Commission or its staff upon request.